RenaissanceRe

RenaissanceRe Holdings Ltd.
Financial Supplement
September 30, 2017

Investors:
RenaissanceRe Holdings Ltd.
Aditya Dutt
Senior Vice President and Treasurer
T: +1 441 295 4513

Media:
RenaissanceRe Holdings Ltd.
Elizabeth Tillman
Director – Corporate Communications
T: +1 212 238 9224

Kekst and Company
Peter Hill
Dawn Dover
T: +1 212 521 4800

RenaissanceRe Holdings Ltd.
Contents

		Page(s)

Basis of Presentation		i

Financial Highlights		1

Statements of Operations
a.	Summary Consolidated Statements of Operations	2 - 3
b.	Consolidated Segment Underwriting Results	4 - 5
c.	Segment Underwriting Results	6
d.	DaVinciRe Holdings Ltd. and Subsidiary Consolidated Statements of Operations	7

Balance Sheets
a.	Summary Consolidated Balance Sheets	8

Investments
a.	Investment Portfolio - Composition	9
b.	Summary of Other Investments	10
c.	Total Investment Result	11
d.	Investment Portfolio - Effective Yield and Credit Rating	12
e.	Fixed Maturity and Short Term Investments - Corporate Top 10 Issuers by Fair Value	13

Loss Reserve Analysis
a.	Reserves for Claims and Claim Expenses	14
b.	Paid to Incurred Analysis	15

Other Items
a.	Earnings per Share	16
b.	Equity in Earnings (Losses) of Other Ventures	17
c.	Other Income	17
d.	Ratings	18

Supplemental Information
a.	Gross Premiums Written	19
b.	Property Segment Supplemental Underwriting Results	20
c.	Lloyd's Platform Supplemental Underwriting Results	21

Comments on Regulation G		22 - 24

RenaissanceRe Holdings Ltd.
Basis of Presentation
RenaissanceRe Holdings Ltd. (the "Company" or "RenaissanceRe") is a global provider of reinsurance and insurance that specializes in matching well-structured risks with efficient sources of capital. The Company provides property, casualty and specialty reinsurance and certain insurance solutions to customers, principally through intermediaries. Established in 1993, the Company has offices in Bermuda, Ireland, Singapore, the United Kingdom, and the United States.
This financial supplement includes certain non-GAAP financial measures including “operating income available to RenaissanceRe common shareholders”, “operating income available to RenaissanceRe common shareholders per common share - diluted”, “operating return on average common equity - annualized”, “managed catastrophe premium”, “tangible book value per common share” and “tangible book value per common share plus accumulated dividends.” A reconciliation of such measures to the most comparable GAAP figures in accordance with Regulation G is presented in the attached supplemental financial data. See pages 22 through 24 for Comments on Regulation G.
Cautionary Statement under “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995: Statements made in this financial supplement contain information about the Company's future business prospects. These statements may be considered “forward-looking.” These statements are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements. For further information regarding cautionary statements and factors affecting future results, please refer to RenaissanceRe Holdings Ltd.'s filings with the U.S. Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q.
All information contained herein is unaudited. Unless otherwise noted, dollar amounts are in thousands, except for share and per share amounts and ratio information. Certain prior period comparatives have been reclassified to conform to the current presentation. This supplement is being provided for informational purposes only. It should be read in conjunction with documents filed by RenaissanceRe with the Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q. Please refer to the Company's website at www.renre.com for further information about RenaissanceRe.

i

RenaissanceRe Holdings Ltd.
Financial Highlights
	Three months ended					Nine months ended
	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	September 30, 2017	September 30, 2016
Highlights
Gross premiums written	$640,269	$827,415	$922,090	$323,091	$430,224	$2,389,774	$2,051,485
Net premiums written	$483,221	$555,745	$544,136	$219,499	$284,222	$1,583,102	$1,315,813
Net premiums earned	$547,792	$382,265	$366,045	$351,901	$346,521	$1,296,102	$1,051,529
Net claims and claim expenses incurred	1,221,696	142,587	193,081	123,901	112,575	1,557,364	406,930
Acquisition expenses	76,761	88,251	83,282	74,146	80,580	248,294	215,177
Operating expenses	42,537	41,766	47,283	49,948	40,493	131,586	147,801
Underwriting (loss) income	$(793,202)	$109,661	$42,399	$103,906	$112,873	$(641,142)	$281,621

Net investment income	$40,257	$54,163	$54,325	$47,316	$51,423	$148,745	$134,410
Net realized and unrealized gains (losses) on investments	42,052	58,113	43,373	(49,967)	59,870	143,538	191,295
Change in net unrealized gains on fixed maturity investments available for sale	—	—	—	(1,398)	(113)	—	(472)
Total investment result	$82,309	$112,276	$97,698	$(4,049)	$111,180	$292,283	$325,233

Net (loss) income (attributable) available to RenaissanceRe common shareholders	$(504,812)	$171,142	$92,352	$69,436	$146,825	$(241,318)	$411,145
Operating (loss) income (attributable) available to RenaissanceRe common shareholders (1)	$(546,864)	$113,029	$48,979	$119,403	$86,955	$(384,856)	$219,850

Total assets	$15,044,924	$13,705,680	$13,319,627	$12,352,082	$12,659,531	$15,044,924	$12,659,531
Total shareholders' equity attributable to RenaissanceRe	$4,403,012	$4,955,255	$4,860,837	$4,866,577	$4,807,790	$4,403,012	$4,807,790

Per share data
Net (loss) income (attributable) available to RenaissanceRe common shareholders per common share - diluted	$(12.75)	$4.24	$2.25	$1.69	$3.56	$(6.04)	$9.71
Operating (loss) income (attributable) available to RenaissanceRe common shareholders per common share - diluted (1)	$(13.81)	$2.79	$1.18	$2.92	$2.09	$(9.63)	$5.14
Dividends per common share	$0.32	$0.32	$0.32	$0.31	$0.31	$0.96	$0.93
Book value per common share	$100.00	$113.08	$109.37	$108.45	$107.10	$100.00	$107.10
Tangible book value per common share (1)	$93.45	$106.52	$102.82	$101.87	$100.41	$93.45	$100.41
Tangible book value per common share plus accumulated dividends (1)	$111.13	$123.88	$119.86	$118.59	$116.82	$111.13	$116.82
Change in tangible book value per common share plus change in accumulated dividends (1)	(12.0)%	3.9%	1.2%	1.8%	3.9%	(7.3)%	9.5%

Financial ratios
Net claims and claim expense ratio - current accident year	220.8%	49.1%	44.8%	60.1%	45.7%	120.4%	46.0%
Net claims and claim expense ratio - prior accident years	2.2%	(11.8)%	7.9%	(24.9)%	(13.2)%	(0.2)%	(7.3)%
Net claims and claim expense ratio - calendar year	223.0%	37.3%	52.7%	35.2%	32.5%	120.2%	38.7%
Underwriting expense ratio	21.8%	34.0%	35.7%	35.3%	34.9%	29.3%	34.5%
Combined ratio	244.8%	71.3%	88.4%	70.5%	67.4%	149.5%	73.2%
Return on average common equity - annualized	(47.2)%	15.2%	8.3%	6.3%	13.5%	(7.4)%	12.6%
Operating return on average common equity - annualized (1)	(51.1)%	10.0%	4.4%	10.8%	8.0%	(11.7)%	6.7%
Total investment return - annualized	3.4%	4.8%	4.1%	(0.2)%	4.9%	4.1%	4.7%

(1)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.

1

RenaissanceRe Holdings Ltd.
Summary Consolidated Statements of Operations

	Three months ended
	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016
Revenues
Gross premiums written	$640,269	$827,415	$922,090	$323,091	$430,224
Net premiums written	$483,221	$555,745	$544,136	$219,499	$284,222
Decrease (increase) in unearned premiums	64,571	(173,480)	(178,091)	132,402	62,299
Net premiums earned	547,792	382,265	366,045	351,901	346,521
Net investment income	40,257	54,163	54,325	47,316	51,423
Net foreign exchange (losses) gains	(156)	3,109	8,165	(5,420)	(5,986)
Equity in earnings (losses) of other ventures	1,794	5,543	(1,507)	4,960	(11,630)
Other income	2,996	2,392	1,665	5,177	2,268
Net realized and unrealized gains (losses) on investments	42,052	58,113	43,373	(49,967)	59,870
Total revenues	634,735	505,585	472,066	353,967	442,466
Expenses
Net claims and claim expenses incurred	1,221,696	142,587	193,081	123,901	112,575
Acquisition expenses	76,761	88,251	83,282	74,146	80,580
Operational expenses	42,537	41,766	47,283	49,948	40,493
Corporate expenses	4,413	4,636	5,286	11,888	11,537
Interest expense	11,799	10,091	10,526	10,534	10,536
Total expenses	1,357,206	287,331	339,458	270,417	255,721
(Loss) income before taxes	(722,471)	218,254	132,608	83,550	186,745
Income tax benefit (expense)	18,977	(3,904)	(334)	7,700	1,316
Net (loss) income	(703,494)	214,350	132,274	91,250	188,061
Net loss (income) attributable to noncontrolling interests	204,277	(37,612)	(34,327)	(16,219)	(35,641)
Net (loss) income attributable to RenaissanceRe	(499,217)	176,738	97,947	75,031	152,420
Dividends on preference shares	(5,595)	(5,596)	(5,595)	(5,595)	(5,595)
Net (loss) income (attributable) available to RenaissanceRe common shareholders	$(504,812)	$171,142	$92,352	$69,436	$146,825

Net (loss) income (attributable) available to RenaissanceRe common shareholders per common share - basic	$(12.75)	$4.25	$2.26	$1.70	$3.58
Net (loss) income (attributable) available to RenaissanceRe common shareholders per common share - diluted	$(12.75)	$4.24	$2.25	$1.69	$3.56
Operating (loss) income (attributable) available to RenaissanceRe common shareholders per common share - diluted (1)	$(13.81)	$2.79	$1.18	$2.92	$2.09

Return on average common equity - annualized	(47.2)%	15.2%	8.3%	6.3%	13.5%
Operating return on average common equity - annualized (1)	(51.1)%	10.0%	4.4%	10.8%	8.0%

(1)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.

2

RenaissanceRe Holdings Ltd.
Summary Consolidated Statements of Operations

	Nine months ended
	September 30, 2017	September 30, 2016
Revenues
Gross premiums written	$2,389,774	$2,051,485
Net premiums written	$1,583,102	$1,315,813
Increase in unearned premiums	(287,000)	(264,284)
Net premiums earned	1,296,102	1,051,529
Net investment income	148,745	134,410
Net foreign exchange gains (losses)	11,118	(8,368)
Equity in earnings (losses) of other ventures	5,830	(3,997)
Other income	7,053	9,001
Net realized and unrealized gains on investments	143,538	191,295
Total revenues	1,612,386	1,373,870
Expenses
Net claims and claim expenses incurred	1,557,364	406,930
Acquisition expenses	248,294	215,177
Operational expenses	131,586	147,801
Corporate expenses	14,335	25,514
Interest expense	32,416	31,610
Total expenses	1,983,995	827,032
(Loss) income before taxes	(371,609)	546,838
Income tax benefit (expense)	14,739	(8,040)
Net (loss) income	(356,870)	538,798
Net loss (income) attributable to noncontrolling interests	132,338	(110,867)
Net (loss) income attributable to RenaissanceRe	(224,532)	427,931
Dividends on preference shares	(16,786)	(16,786)
Net (loss) income (attributable) available to RenaissanceRe common shareholders	$(241,318)	$411,145

Net (loss) income (attributable) available to RenaissanceRe common shareholders per common share - basic	$(6.04)	$9.77
Net (loss) income (attributable) available to RenaissanceRe common shareholders per common share - diluted	$(6.04)	$9.71
Operating (loss) income (attributable) available to RenaissanceRe common shareholders per common share - diluted (1)	$(9.63)	$5.14

Return on average common equity - annualized	(7.4)%	12.6%
Operating return on average common equity - annualized (1)	(11.7)%	6.7%

(1)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.

3

RenaissanceRe Holdings Ltd.
Consolidated Segment Underwriting Results

	Three months ended September 30, 2017
	Property	Casualty and Specialty	Other	Total
Gross premiums written	$325,395	$314,881	$(7)	$640,269
Net premiums written	$269,393	$213,835	$(7)	$483,221
Net premiums earned	$336,838	$210,961	$(7)	$547,792
Net claims and claim expenses incurred	1,044,418	177,433	(155)	1,221,696
Acquisition expenses	17,514	59,248	(1)	76,761
Operational expenses	25,123	17,389	25	42,537
Underwriting (loss) income	$(750,217)	$(43,109)	$124	$(793,202)

Net claims and claim expenses incurred - current accident year	$1,036,586	$172,675	$—	$1,209,261
Net claims and claim expenses incurred - prior accident years	7,832	4,758	(155)	12,435
Net claims and claim expenses incurred - total	$1,044,418	$177,433	$(155)	$1,221,696

Net claims and claim expense ratio - current accident year	307.7%	81.9%		220.8%
Net claims and claim expense ratio - prior accident years	2.4%	2.2%		2.2%
Net claims and claim expense ratio - calendar year	310.1%	84.1%		223.0%
Underwriting expense ratio	12.6%	36.3%		21.8%
Combined ratio	322.7%	120.4%		244.8%

	Three months ended September 30, 2016
	Property	Casualty and Specialty	Other	Total
Gross premiums written	$119,904	$310,320	$—	$430,224
Net premiums written	$90,909	$193,313	$—	$284,222
Net premiums earned	$172,661	$173,860	$—	$346,521
Net claims and claim expenses incurred	23,539	89,844	(808)	112,575
Acquisition expenses	21,663	58,917	—	80,580
Operational expenses	24,258	16,217	18	40,493
Underwriting income	$103,201	$8,882	$790	$112,873

Net claims and claim expenses incurred - current accident year	$42,062	$116,298	$—	$158,360
Net claims and claim expenses incurred - prior accident years	(18,523)	(26,454)	(808)	(45,785)
Net claims and claim expenses incurred - total	$23,539	$89,844	$(808)	$112,575

Net claims and claim expense ratio - current accident year	24.4%	66.9%		45.7%
Net claims and claim expense ratio - prior accident years	(10.8)%	(15.2)%		(13.2)%
Net claims and claim expense ratio - calendar year	13.6%	51.7%		32.5%
Underwriting expense ratio	26.6%	43.2%		34.9%
Combined ratio	40.2%	94.9%		67.4%

4

RenaissanceRe Holdings Ltd.
Consolidated Segment Underwriting Results

	Nine months ended September 30, 2017
	Property	Casualty and Specialty	Other	Total
Gross premiums written	$1,345,271	$1,044,510	$(7)	$2,389,774
Net premiums written	$895,728	$687,381	$(7)	$1,583,102
Net premiums earned	$716,024	$580,085	$(7)	$1,296,102
Net claims and claim expenses incurred	1,116,273	441,801	(710)	1,557,364
Acquisition expenses	75,117	173,179	(2)	248,294
Operational expenses	76,841	54,708	37	131,586
Underwriting (loss) income	$(552,207)	$(89,603)	$668	$(641,142)

Net claims and claim expenses incurred - current accident year	$1,133,241	$427,786	$—	$1,561,027
Net claims and claim expenses incurred - prior accident years	(16,968)	14,015	(710)	(3,663)
Net claims and claim expenses incurred - total	$1,116,273	$441,801	$(710)	$1,557,364

Net claims and claim expense ratio - current accident year	158.3%	73.7%		120.4%
Net claims and claim expense ratio - prior accident years	(2.4)%	2.5%		(0.2)%
Net claims and claim expense ratio - calendar year	155.9%	76.2%		120.2%
Underwriting expense ratio	21.2%	39.2%		29.3%
Combined ratio	177.1%	115.4%		149.5%

	Nine months ended September 30, 2016
	Property	Casualty and Specialty	Other	Total
Gross premiums written	$1,058,816	$992,669	$—	$2,051,485
Net premiums written	$674,361	$641,452	$—	$1,315,813
Net premiums earned	$538,953	$512,576	$—	$1,051,529
Net claims and claim expenses incurred	125,618	282,117	(805)	406,930
Acquisition expenses	71,176	144,001	—	215,177
Operational expenses	79,441	68,261	99	147,801
Underwriting income	$262,718	$18,197	$706	$281,621

Net claims and claim expenses incurred - current accident year	$163,130	$320,444	$—	$483,574
Net claims and claim expenses incurred - prior accident years	(37,512)	(38,327)	(805)	(76,644)
Net claims and claim expenses incurred - total	$125,618	$282,117	$(805)	$406,930

Net claims and claim expense ratio - current accident year	30.3%	62.5%		46.0%
Net claims and claim expense ratio - prior accident years	(7.0)%	(7.5)%		(7.3)%
Net claims and claim expense ratio - calendar year	23.3%	55.0%		38.7%
Underwriting expense ratio	28.0%	41.4%		34.5%
Combined ratio	51.3%	96.4%		73.2%

5

RenaissanceRe Holdings Ltd.
Segment Underwriting Results

	Three months ended
Property Segment	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016
Gross premiums written	$325,395	$499,347	$520,529	$52,447	$119,904
Net premiums written	$269,393	$336,464	$289,871	$50,960	$90,909
Net premiums earned	$336,838	$192,198	$186,988	$181,998	$172,661
Net claims and claim expenses incurred	1,044,418	33,017	38,838	25,927	23,539
Acquisition expenses	17,514	28,500	29,103	26,418	21,663
Operational expenses	25,123	24,053	27,665	29,201	24,258
Underwriting (loss) income	$(750,217)	$106,628	$91,382	$100,452	$103,201

Net claims and claim expenses incurred - current accident year	$1,036,586	$56,889	$39,766	$93,291	$42,062
Net claims and claim expenses incurred - prior accident years	7,832	(23,872)	(928)	(67,364)	(18,523)
Net claims and claim expenses incurred - total	$1,044,418	$33,017	$38,838	$25,927	$23,539

Net claims and claim expense ratio - current accident year	307.7%	29.6%	21.3%	51.3%	24.4%
Net claims and claim expense ratio - prior accident years	2.4%	(12.4)%	(0.5)%	(37.1)%	(10.8)%
Net claims and claim expense ratio - calendar year	310.1%	17.2%	20.8%	14.2%	13.6%
Underwriting expense ratio	12.6%	27.3%	30.3%	30.6%	26.6%
Combined ratio	322.7%	44.5%	51.1%	44.8%	40.2%

	Three months ended
Casualty and Specialty Segment	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016
Gross premiums written	$314,881	$328,068	$401,561	$270,644	$310,320
Net premiums written	$213,835	$219,281	$254,265	$168,396	$193,313
Net premiums earned	$210,961	$190,065	$179,059	$169,761	$173,860
Net claims and claim expenses incurred	177,433	109,797	154,571	98,279	89,844
Acquisition expenses	59,248	59,752	54,179	47,728	58,917
Operational expenses	17,389	17,712	19,607	20,723	16,217
Underwriting (loss) income	$(43,109)	$2,804	$(49,298)	$3,031	$8,882

Net claims and claim expenses incurred - current accident year	$172,675	$130,802	$124,309	$118,092	$116,298
Net claims and claim expenses incurred - prior accident years	4,758	(21,005)	30,262	(19,813)	(26,454)
Net claims and claim expenses incurred - total	$177,433	$109,797	$154,571	$98,279	$89,844

Net claims and claim expense ratio - current accident year	81.9%	68.8%	69.4%	69.6%	66.9%
Net claims and claim expense ratio - prior accident years	2.2%	(11.0)%	16.9%	(11.7)%	(15.2)%
Net claims and claim expense ratio - calendar year	84.1%	57.8%	86.3%	57.9%	51.7%
Underwriting expense ratio	36.3%	40.7%	41.2%	40.3%	43.2%
Combined ratio	120.4%	98.5%	127.5%	98.2%	94.9%

6

DaVinciRe Holdings Ltd. and Subsidiary
Consolidated Statements of Operations

	Three months ended					Nine months ended
	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	September 30, 2017	September 30, 2016
Revenues
Gross premiums written	$68,352	$132,009	$116,680	$(731)	$14,537	$317,041	$275,559
Net premiums written	$63,442	$116,523	$98,695	$(580)	$8,932	$278,660	$230,951
Decrease (increase) in unearned premiums	41,278	(56,246)	(42,492)	59,119	48,490	(57,460)	(51,711)
Net premiums earned	104,720	60,277	56,203	58,539	57,422	221,200	179,240
Net investment income	8,334	8,065	7,756	7,597	7,213	24,155	21,244
Net foreign exchange (losses) gains	(66)	224	348	(197)	(474)	506	527
Other income (loss)	—	679	1	—	—	680	(86)
Net realized and unrealized gains (losses) on investments	528	2,207	2,061	(17,510)	1,338	4,796	27,581
Total revenues	113,516	71,452	66,369	48,429	65,499	251,337	228,506
Expenses
Net claims and claim expenses incurred	415,669	(2,233)	807	650	(164)	414,243	22,549
Acquisition expenses	(53,773)	17,525	15,892	16,967	16,223	(20,356)	45,235
Operational and corporate expenses	6,441	6,976	6,579	6,804	6,688	19,996	20,334
Interest expense	1,859	1,858	1,858	1,859	1,859	5,575	5,576
Total expenses	370,196	24,126	25,136	26,280	24,606	419,458	93,694
(Loss) income before taxes	(256,680)	47,326	41,233	22,149	40,893	(168,121)	134,812
Income tax benefit (expense)	1,164	(273)	(23)	(111)	(444)	868	(619)
Net (loss) income (attributable) available to DaVinciRe common shareholders	$(255,516)	$47,053	$41,210	$22,038	$40,449	$(167,253)	$134,193

Net claims and claim expenses incurred - current accident year	$413,466	$10,500	$5,899	$24,310	$4,435	$429,865	$38,076
Net claims and claim expenses incurred - prior accident years	2,203	(12,733)	(5,092)	(23,660)	(4,599)	(15,622)	(15,527)
Net claims and claim expenses incurred - total	$415,669	$(2,233)	$807	$650	$(164)	$414,243	$22,549

Net claims and claim expense ratio - current accident year	394.8%	17.4%	10.5%	41.5%	7.7%	194.3%	21.2%
Net claims and claim expense ratio - prior accident years	2.1%	(21.1)%	(9.1)%	(40.4)%	(8.0)%	(7.0)%	(8.6)%
Net claims and claim expense ratio - calendar year	396.9%	(3.7)%	1.4%	1.1%	(0.3)%	187.3%	12.6%
Underwriting expense ratio	(45.2)%	40.6%	40.0%	40.6%	39.9%	(0.2)%	36.6%
Combined ratio	351.7%	36.9%	41.4%	41.7%	39.6%	187.1%	49.2%

7

RenaissanceRe Holdings Ltd.
Summary Consolidated Balance Sheets

	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016
Assets
Fixed maturity investments trading, at fair value	$7,092,969	$7,282,264	$7,259,851	$6,891,244	$7,088,419
Fixed maturity investments available for sale, at fair value	—	—	—	—	11,721
Total fixed maturity investments, at fair value	7,092,969	7,282,264	7,259,851	6,891,244	7,100,140
Short term investments, at fair value	1,497,262	1,070,950	1,199,797	1,368,379	1,136,660
Equity investments trading, at fair value	402,035	393,405	388,424	383,313	345,565
Other investments, at fair value	548,492	561,212	514,667	549,805	511,621
Investments in other ventures, under equity method	101,420	101,077	97,131	124,227	120,569
Total investments	9,642,178	9,408,908	9,459,870	9,316,968	9,214,555
Cash and cash equivalents	581,576	623,150	454,087	421,157	493,330
Premiums receivable	1,521,266	1,533,833	1,283,275	987,323	1,181,331
Prepaid reinsurance premiums	635,756	705,322	628,091	441,260	511,421
Reinsurance recoverable	1,588,304	370,586	325,819	279,564	240,769
Accrued investment income	38,366	40,118	40,547	38,076	37,245
Deferred acquisition costs	434,914	430,106	388,681	335,325	351,841
Receivable for investments sold	193,758	170,411	316,948	105,841	193,071
Other assets	164,019	176,816	173,984	175,382	181,290
Goodwill and other intangibles	244,787	246,430	248,325	251,186	254,678
Total assets	$15,044,924	$13,705,680	$13,319,627	$12,352,082	$12,659,531
Liabilities, Noncontrolling Interests and Shareholders' Equity
Liabilities
Reserve for claims and claim expenses	$5,192,313	$2,989,806	$2,934,688	$2,848,294	$2,861,099
Unearned premiums	1,713,069	1,847,206	1,596,495	1,231,573	1,434,136
Debt	989,245	988,866	945,701	948,663	951,620
Reinsurance balances payable	1,034,454	1,052,494	972,266	673,983	774,660
Payable for investments purchased	377,543	407,312	604,613	305,714	437,826
Other liabilities	301,559	222,658	217,036	301,684	227,847
Total liabilities	9,608,183	7,508,342	7,270,799	6,309,911	6,687,188
Redeemable noncontrolling interest	1,033,729	1,242,083	1,187,991	1,175,594	1,164,553
Shareholders' Equity
Preference shares	400,000	400,000	400,000	400,000	400,000
Common shares	40,029	40,282	40,785	41,187	41,156
Additional paid-in capital	32,852	67,583	131,173	216,558	213,053
Accumulated other comprehensive (loss) income	161	(139)	(358)	1,133	2,621
Retained earnings	3,929,970	4,447,529	4,289,237	4,207,699	4,150,960
Total shareholders' equity attributable to RenaissanceRe	4,403,012	4,955,255	4,860,837	4,866,577	4,807,790
Total liabilities, noncontrolling interests and shareholders' equity	$15,044,924	$13,705,680	$13,319,627	$12,352,082	$12,659,531

Book value per common share	$100.00	$113.08	$109.37	$108.45	$107.10

8

RenaissanceRe Holdings Ltd.
Investment Portfolio - Composition

Type of Investment	September 30, 2017		June 30, 2017		March 31, 2017		December 31, 2016		September 30, 2016
U.S. treasuries	$2,956,952	30.7%	$2,826,681	30.0%	$2,635,800	27.9%	$2,617,894	28.1%	$2,564,635	27.9%
Agencies	41,109	0.5%	83,343	0.9%	86,373	0.9%	90,972	1.0%	120,761	1.3%
Municipal	521,220	5.4%	518,912	5.5%	506,109	5.4%	519,069	5.6%	550,062	6.0%
Non-U.S. government (Sovereign debt)	177,855	1.8%	173,667	1.8%	341,725	3.6%	333,224	3.6%	313,560	3.4%
Non-U.S. government-backed corporate	121,892	1.3%	74,620	0.8%	118,092	1.2%	133,300	1.4%	129,423	1.4%
Corporate	2,028,750	21.0%	2,186,040	23.2%	2,205,442	23.4%	1,877,243	20.2%	1,916,092	20.8%
Agency mortgage-backed	499,310	5.2%	567,560	6.0%	505,829	5.3%	462,493	5.0%	521,987	5.7%
Non-agency mortgage-backed	299,530	3.1%	275,268	3.0%	270,983	2.9%	258,944	2.7%	283,333	3.0%
Commercial mortgage-backed	263,029	2.7%	384,610	4.1%	382,874	4.0%	409,747	4.4%	492,311	5.3%
Asset-backed	183,322	1.9%	191,563	2.0%	206,624	2.1%	188,358	2.0%	207,976	2.2%
Total fixed maturity investments, at fair value	7,092,969	73.6%	7,282,264	77.3%	7,259,851	76.7%	6,891,244	74.0%	7,100,140	77.0%
Short term investments, at fair value	1,497,262	15.5%	1,070,950	11.4%	1,199,797	12.7%	1,368,379	14.7%	1,136,660	12.4%
Equity investments trading, at fair value	402,035	4.2%	393,405	4.2%	388,424	4.1%	383,313	4.1%	345,565	3.8%
Other investments, at fair value	548,492	5.6%	561,212	6.0%	514,667	5.4%	549,805	5.9%	511,621	5.5%
Total managed investment portfolio	9,540,758	98.9%	9,307,831	98.9%	9,362,739	98.9%	9,192,741	98.7%	9,093,986	98.7%
Investments in other ventures, under equity method	101,420	1.1%	101,077	1.1%	97,131	1.1%	124,227	1.3%	120,569	1.3%
Total investments	$9,642,178	100.0%	$9,408,908	100.0%	$9,459,870	100.0%	$9,316,968	100.0%	$9,214,555	100.0%
Credit Quality of Fixed Maturity Investments
AAA	$731,560	10.3%	$849,306	11.7%	$1,043,008	14.4%	$1,043,738	15.2%	$1,133,053	16.0%
AA	4,073,325	57.4%	4,056,958	55.7%	3,832,632	52.8%	3,768,485	54.7%	3,830,792	54.0%
A	755,457	10.7%	743,633	10.2%	727,568	10.0%	644,150	9.3%	684,455	9.6%
BBB	546,821	7.7%	578,823	7.9%	598,997	8.3%	567,672	8.2%	542,674	7.6%
Non-investment grade and not rated	985,806	13.9%	1,053,544	14.5%	1,057,646	14.5%	867,199	12.6%	909,166	12.8%
Total fixed maturity investments, at fair value	$7,092,969	100.0%	$7,282,264	100.0%	$7,259,851	100.0%	$6,891,244	100.0%	$7,100,140	100.0%
Maturity Profile of Fixed Maturity Investments
Due in less than one year	$367,091	5.2%	$427,683	5.9%	$514,037	7.1%	$483,642	7.0%	$280,850	4.0%
Due after one through five years	4,324,948	61.0%	4,111,191	56.5%	4,004,237	55.2%	3,900,915	56.6%	4,102,622	57.8%
Due after five through ten years	1,001,975	14.1%	1,153,811	15.8%	1,182,697	16.3%	1,028,249	14.9%	1,044,737	14.7%
Due after ten years	153,764	2.1%	170,578	2.3%	192,570	2.6%	158,896	2.3%	166,324	2.3%
Mortgage-backed securities	1,061,869	15.0%	1,227,438	16.9%	1,159,686	16.0%	1,131,184	16.4%	1,297,631	18.3%
Asset-backed securities	183,322	2.6%	191,563	2.6%	206,624	2.8%	188,358	2.8%	207,976	2.9%
Total fixed maturity investments, at fair value	$7,092,969	100.0%	$7,282,264	100.0%	$7,259,851	100.0%	$6,891,244	100.0%	$7,100,140	100.0%
Weighted average effective yield of fixed maturity and short term investments	2.2%		2.3%		2.3%		2.1%		1.8%
Average duration of fixed maturities and short term investments	2.6		2.6		2.6		2.4		2.3

9

RenaissanceRe Holdings Ltd.
Summary of Other Investments

	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016
Type of Investment
Catastrophe bonds	$332,044	$348,353	$298,564	$335,209	$298,408
Private equity partnerships	196,280	194,331	192,975	191,061	192,217
Senior secured bank loan fund	19,572	17,321	21,748	22,040	19,440
Hedge funds	596	1,207	1,380	1,495	1,556
Total other investments, at fair value	$548,492	$561,212	$514,667	$549,805	$511,621

Type of Investment
Catastrophe bonds	60.5%	62.1%	58.0%	61.0%	58.3%
Private equity partnerships	35.8%	34.6%	37.5%	34.7%	37.6%
Senior secured bank loan fund	3.6%	3.1%	4.2%	4.0%	3.8%
Hedge funds	0.1%	0.2%	0.3%	0.3%	0.3%
Total other investments, at fair value	100.0%	100.0%	100.0%	100.0%	100.0%

10

RenaissanceRe Holdings Ltd.
Total Investment Result

	Three months ended					Nine months ended
	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	September 30, 2017	September 30, 2016
Fixed maturity investments	$45,305	$44,356	$43,419	$38,605	$39,959	$133,080	$122,056
Short term investments	2,771	2,981	1,724	1,726	1,174	7,476	3,401
Equity investments trading	930	889	811	910	797	2,630	3,325
Other investments
Private equity investments	6,371	6,611	7,802	6,585	4,572	20,784	(430)
Other	(11,491)	2,899	4,072	3,072	8,765	(4,520)	17,109
Cash and cash equivalents	352	295	189	204	246	836	584
	44,238	58,031	58,017	51,102	55,513	160,286	146,045
Investment expenses	(3,981)	(3,868)	(3,692)	(3,786)	(4,090)	(11,541)	(11,635)
Net investment income	40,257	54,163	54,325	47,316	51,423	148,745	134,410

Gross realized gains	16,343	15,249	11,461	11,945	20,383	43,053	60,794
Gross realized losses	(6,126)	(7,243)	(16,533)	(12,483)	(3,363)	(29,902)	(25,832)
Net realized gains (losses) on fixed maturity investments	10,217	8,006	(5,072)	(538)	17,020	13,151	34,962
Net unrealized gains (losses) on fixed maturity investments trading	5,545	18,760	24,635	(98,547)	(4,235)	48,940	125,501
Net realized and unrealized (losses) gains on investments-related derivatives	(4,020)	(268)	(56)	11,459	1,727	(4,344)	(26,873)
Net realized gains on equity investments trading	13,675	15,146	20,915	152	127	49,736	14,038
Net unrealized gains on equity investments trading	16,635	16,469	2,951	37,507	45,231	36,055	43,667
Net realized and unrealized gains (losses) on investments	42,052	58,113	43,373	(49,967)	59,870	143,538	191,295
Change in net unrealized gains on fixed maturity investments available for sale	—	—	—	(1,398)	(113)	—	(472)
Total investment result	$82,309	$112,276	$97,698	$(4,049)	$111,180	$292,283	$325,233

Total investment return - annualized	3.4%	4.8%	4.1%	(0.2)%	4.9%	4.1%	4.7%

11

RenaissanceRe Holdings Ltd.
Investment Portfolio - Effective Yield and Credit Rating
					Credit Rating (1)
September 30, 2017	Amortized Cost	Fair Value	% of Total Investment Portfolio	Weighted Average Effective Yield	AAA	AA	A	BBB	Non- Investment Grade	Not Rated
Short term investments	$1,497,262	$1,497,262	15.5%	1.1%	$1,490,571	$1,999	$3,889	$512	$—	$291
		100.0%			99.6%	0.1%	0.3%	—%	—%	—%
Fixed maturity investments
U.S. treasuries	2,966,393	2,956,952	30.7%	1.6%	—	2,956,952	—	—	—	—
Agencies
Fannie Mae and Freddie Mac	15,537	15,435	0.2%	1.7%	—	15,435	—	—	—	—
Other agencies	25,718	25,674	0.3%	1.6%	—	25,674	—	—	—	—
Total agencies	41,255	41,109	0.5%	1.6%	—	41,109	—	—	—	—
Municipal	514,746	521,220	5.4%	1.9%	106,747	251,911	124,930	37,632	—	—
Non-U.S. government (Sovereign debt)	177,148	177,855	1.8%	1.7%	139,505	20,963	17,081	306	—	—
Non-U.S. government-backed corporate	121,673	121,892	1.3%	1.9%	37,538	74,140	7,186	1,491	1,537	—
Corporate	2,010,061	2,028,750	21.0%	3.5%	60,001	151,093	596,677	489,912	703,166	27,901
Mortgage-backed
Residential mortgage-backed
Agency securities	504,276	499,310	5.2%	2.9%	—	499,310	—	—	—	—
Non-agency securities - Alt A	224,569	239,173	2.5%	3.7%	8,023	8,566	4,024	12,269	186,901	19,390
Non-agency securities - Prime	56,961	60,357	0.6%	3.8%	3,473	4,217	2,678	3,078	45,772	1,139
Total residential mortgage-backed	785,806	798,840	8.3%	3.2%	11,496	512,093	6,702	15,347	232,673	20,529
Commercial mortgage-backed	261,870	263,029	2.7%	3.1%	222,780	40,003	246	—	—	—
Total mortgage-backed	1,047,676	1,061,869	11.0%	3.2%	234,276	552,096	6,948	15,347	232,673	20,529
Asset-backed
Collateralized loan obligations	145,075	145,793	1.5%	2.5%	119,819	25,061	913	—	—	—
Credit cards	16,092	16,121	0.2%	1.8%	16,121	—	—	—	—	—
Auto loans	13,841	13,809	0.1%	1.9%	13,809	—	—	—	—	—
Student loans	989	995	—%	2.3%	995	—	—	—	—	—
Other	6,538	6,604	0.1%	2.6%	2,749	—	1,722	2,133	—	—
Total asset-backed	182,535	183,322	1.9%	2.4%	153,493	25,061	2,635	2,133	—	—
Total securitized assets	1,230,211	1,245,191	12.9%	3.1%	387,769	577,157	9,583	17,480	232,673	20,529
Total fixed maturity investments	7,061,487	7,092,969	73.6%	2.4%	731,560	4,073,325	755,457	546,821	937,376	48,430
		100.0%			10.3%	57.4%	10.7%	7.7%	13.2%	0.7%
Equity investments trading		402,035	4.2%		—	—	—	—	—	402,035
		100.0%			—%	—%	—%	—%	—%	100.0%
Other investments
Catastrophe bonds		332,044	3.4%		—	—	—	—	332,044	—
Private equity partnerships		196,280	2.0%		—	—	—	—	—	196,280
Senior secured bank loan fund		19,572	0.2%		—	—	—	—	—	19,572
Hedge funds		596	—%		—	—	—	—	—	596
Total other investments		548,492	5.6%		—	—	—	—	332,044	216,448
		100.0%			—%	—%	—%	—%	60.5%	39.5%
Investments in other ventures		101,420	1.1%		—	—	—	—	—	101,420
		100.0%			—%	—%	—%	—%	—%	100.0%
Total investment portfolio		$9,642,178	100.0%		$2,222,131	$4,075,324	$759,346	$547,333	$1,269,420	$768,624
		100.0%			23.0%	42.3%	7.9%	5.7%	13.1%	8.0%

(1)
The credit ratings included in this table are those assigned by Standard & Poor’s Corporation ("S&P").  When ratings provided by S&P were not available, ratings from other nationally recognized rating agencies were used. The Company has grouped short term investments with an A-1+ and A-1 short term issue credit rating as AAA, short term investments with an A-2 short term issue credit rating as AA and short term investments with an A-3 short term issue credit rating as A.

12

RenaissanceRe Holdings Ltd.
Fixed Maturity and Short Term Investments - Corporate Top 10 Issuers by Fair Value

	September 30, 2017
Issuer	Total	Short term investments	Fixed maturity investments
Goldman Sachs Group Inc.	$39,878	$—	$39,878
Morgan Stanley	38,036	—	38,036
JP Morgan Chase & Co.	37,800	—	37,800
Bank of America Corp.	32,620	—	32,620
Wells Fargo & Co.	29,937	—	29,937
HSBC Holdings PLC	26,148	—	26,148
Citigroup Inc.	22,155	—	22,155
The Bank of Nova Scotia	18,917	—	18,917
Sumitomo Mitsui Financial Group	18,714	—	18,714
Charter Communications Inc.	17,489	—	17,489
Total (1)	$281,694	$—	$281,694

(1)	Excludes non-U.S. government-backed corporate fixed maturity investments, reverse repurchase agreements and commercial paper, at fair value.

13

RenaissanceRe Holdings Ltd.
Reserves for Claims and Claim Expenses

	Case Reserves	Additional Case Reserves	IBNR	Total
September 30, 2017
Property	$310,871	$416,758	$1,917,573	$2,645,202
Casualty and Specialty	655,328	132,755	1,734,475	2,522,558
Other	9,904	—	14,649	24,553
Total	$976,103	$549,513	$3,666,697	$5,192,313

June 30, 2017
Property	$221,898	$167,510	$216,163	$605,571
Casualty and Specialty	635,834	111,021	1,619,915	2,366,770
Other	2,532	—	14,933	17,465
Total	$860,264	$278,531	$1,851,011	$2,989,806

March 31, 2017
Property	$212,770	$171,257	$231,586	$615,613
Casualty and Specialty	587,083	139,183	1,574,435	2,300,701
Other	2,255	—	16,119	18,374
Total	$802,108	$310,440	$1,822,140	$2,934,688

December 31, 2016
Property	$214,954	$186,308	$226,512	$627,774
Casualty and Specialty	591,705	105,419	1,498,002	2,195,126
Other	6,935	—	18,459	25,394
Total	$813,594	$291,727	$1,742,973	$2,848,294

September 30, 2016
Property	$245,328	$184,758	$239,235	$669,321
Casualty and Specialty	584,189	100,589	1,481,092	2,165,870
Other	2,883	—	23,025	25,908
Total	$832,400	$285,347	$1,743,352	$2,861,099

14

RenaissanceRe Holdings Ltd.
Paid to Incurred Analysis

	Three months ended September 30, 2017			Three months ended September 30, 2016
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for claims and claim expenses, beginning of period	$2,989,806	$370,586	$2,619,220	$2,844,243	$222,006	$2,622,237
Incurred claims and claim expenses
Current year	2,460,842	1,251,581	1,209,261	205,372	47,012	158,360
Prior years	21,668	9,233	12,435	(51,526)	(5,741)	(45,785)
Total incurred claims and claim expenses	2,482,510	1,260,814	1,221,696	153,846	41,271	112,575
Paid claims and claim expenses
Current year	147,669	8,869	138,800	30,439	1,538	28,901
Prior years	145,617	34,252	111,365	114,021	20,690	93,331
Total paid claims and claim expenses	293,286	43,121	250,165	144,460	22,228	122,232
Foreign exchange	13,283	25	13,258	7,470	(280)	7,750
Reserve for claims and claim expenses, end of period	$5,192,313	$1,588,304	$3,604,009	$2,861,099	$240,769	$2,620,330

	Nine months ended September 30, 2017			Nine months ended September 30, 2016
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for claims and claim expenses, beginning of period	$2,848,294	$279,564	$2,568,730	$2,767,045	$134,526	$2,632,519
Incurred claims and claim expenses
Current year	2,926,525	1,365,498	1,561,027	611,100	127,526	483,574
Prior years	(2,308)	1,355	(3,663)	(70,404)	6,240	(76,644)
Total incurred claims and claim expenses	2,924,217	1,366,853	1,557,364	540,696	133,766	406,930
Paid claims and claim expenses
Current year	169,657	10,972	158,685	42,179	2,208	39,971
Prior years	443,657	47,246	396,411	416,276	25,229	391,047
Total paid claims and claim expenses	613,314	58,218	555,096	458,455	27,437	431,018
Foreign exchange	33,116	105	33,011	11,813	(86)	11,899
Reserve for claims and claim expenses, end of period	$5,192,313	$1,588,304	$3,604,009	$2,861,099	$240,769	$2,620,330

15

RenaissanceRe Holdings Ltd.
Earnings per Share

	Three months ended
(common shares in thousands)	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016
Numerator:
Net (loss) income (attributable) available to RenaissanceRe common shareholders	$(504,812)	$171,142	$92,352	$69,436	$146,825
Amount allocated to participating common shareholders (1)	(116)	(1,585)	(907)	(789)	(1,770)
	$(504,928)	$169,557	$91,445	$68,647	$145,055
Denominator:
Denominator for basic (loss) income per RenaissanceRe common share -
Weighted average common shares	39,591	39,937	40,408	40,474	40,513
Per common share equivalents of employee stock options and restricted shares	—	87	215	233	220
Denominator for diluted (loss) income per RenaissanceRe common share -
Adjusted weighted average common shares and assumed conversions	39,591	40,024	40,623	40,707	40,733

Basic (loss) income per RenaissanceRe common share	$(12.75)	$4.25	$2.26	$1.70	$3.58
Diluted (loss) income per RenaissanceRe common share	$(12.75)	$4.24	$2.25	$1.69	$3.56

	Nine months ended
(common shares in thousands)	September 30, 2017	September 30, 2016
Numerator:
Net (loss) income (attributable) available to RenaissanceRe common shareholders	$(241,318)	$411,145
Amount allocated to participating common shareholders (1)	(344)	(4,939)
	$(241,662)	$406,206
Denominator:
Denominator for basic (loss) income per RenaissanceRe common share -
Weighted average common shares	39,979	41,594
Per common share equivalents of employee stock options and restricted shares	—	248
Denominator for diluted (loss) income per RenaissanceRe common share -
Adjusted weighted average common shares and assumed conversions	39,979	41,842

Basic (loss) income per RenaissanceRe common share	$(6.04)	$9.77
Diluted (loss) income per RenaissanceRe common share	$(6.04)	$9.71

(1)
Represents earnings attributable to holders of unvested restricted shares issued pursuant to the Company's 2001 Stock Incentive Plan, 2010 Performance-Based Equity Incentive Plan, 2016 Long-Term Incentive Plan and to the Company's non-employee directors.

16

RenaissanceRe Holdings Ltd.
Equity in Earnings (Losses) of Other Ventures

	Three months ended
	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016
Top Layer Re	$2,722	$2,658	$2,484	$1,707	$(14,951)
Tower Hill Companies	(383)	3,206	(4,058)	2,860	3,422
Other	(545)	(321)	67	393	(101)
Total equity in earnings (losses) of other ventures	$1,794	$5,543	$(1,507)	$4,960	$(11,630)

	Nine months ended
	September 30, 2017	September 30, 2016
Top Layer Re	$7,864	$(10,283)
Tower Hill Companies	(1,235)	7,519
Other	(799)	(1,233)
Total equity in earnings (losses) of other ventures	$5,830	$(3,997)

Other Income

	Three months ended
	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016
Assumed and ceded reinsurance contracts accounted for at fair value or as deposits	$2,793	$3,134	$1,498	$4,720	$2,195
Other items	203	(742)	167	457	73
Total other income	$2,996	$2,392	$1,665	$5,177	$2,268

	Nine months ended
	September 30, 2017	September 30, 2016
Assumed and ceded reinsurance contracts accounted for at fair value or as deposits	$7,425	$9,526
Other items	(372)	(525)
Total other income	$7,053	$9,001

17

RenaissanceRe Holdings Ltd.
Ratings

	A.M. Best	S&P	Moody's	Fitch

Renaissance Reinsurance (1)	A+	AA-	A1	A+
DaVinci (1)	A	AA-	A3	—
Renaissance Reinsurance U.S. (1)	A	AA-	—	—
RenaissanceRe Specialty U.S. (1)	A	AA-	—	—
Renaissance Reinsurance of Europe (1)	A+	AA-	—	—
Top Layer Re (1)	A+	AA	—	—

Syndicate 1458	—	—	—	—
Lloyd's Overall Market Rating (2)	A	A+	—	AA-

RenaissanceRe (3)	—	Very Strong	—	—
(1) The A.M. Best, S&P, Moody's and Fitch ratings for these companies set forth in the table above reflect the insurer's financial strength rating and, in addition to the insurer's financial strength rating, the S&P ratings reflect the insurer's issuer credit rating.
(2) The A.M. Best, S&P and Fitch ratings for the Lloyd's Overall Market Rating represent its financial strength rating.
(3) The S&P rating for RenaissanceRe represents the rating on its Enterprise Risk Management practices.

18

RenaissanceRe Holdings Ltd.
Gross Premiums Written

	Three months ended					Nine months ended
	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	September 30, 2017	September 30, 2016
Property Segment
Catastrophe	$243,514	$411,500	$414,424	$7,705	$71,606	$1,069,438	$876,656
Other property	81,881	87,847	106,105	44,742	48,298	275,833	182,160
Property segment gross premiums written	$325,395	$499,347	$520,529	$52,447	$119,904	$1,345,271	$1,058,816

Casualty and Specialty Segment
General casualty (1)	$107,055	$107,994	$122,293	$79,669	$82,234	$337,342	$248,270
Professional liability (2)	101,482	101,447	132,306	83,804	90,984	335,235	293,776
Financial lines (3)	66,186	69,314	85,143	85,208	110,771	220,643	327,860
Other (4)	40,158	49,313	61,819	21,963	26,331	151,290	122,763
Casualty and Specialty segment gross premiums written	$314,881	$328,068	$401,561	$270,644	$310,320	$1,044,510	$992,669

(1)	Includes automobile liability, casualty clash, employer’s liability, umbrella or excess casualty, workers’ compensation and general liability.

(2)	Includes directors and officers, medical malpractice, and professional indemnity.

(3)	Includes financial guaranty, mortgage guaranty, political risk, surety and trade credit.

(4)
Includes accident and health, agriculture, aviation, cyber, energy, marine, satellite and terrorism. Lines of business such as regional multi line and whole account may have characteristics of various other classes of business, and are allocated accordingly.

19

RenaissanceRe Holdings Ltd.
Property Segment Supplemental Underwriting Results

	Three months ended September 30, 2017			Three months ended September 30, 2016
	Catastrophe	Other Property	Total	Catastrophe	Other Property	Total
Gross premiums written	$243,514	$81,881	$325,395	$71,606	$48,298	$119,904
Net premiums written	$194,550	$74,843	$269,393	$42,033	$48,876	$90,909
Net premiums earned	$280,490	$56,348	$336,838	$130,014	$42,647	$172,661
Net claims and claim expenses incurred	930,989	113,429	1,044,418	1,906	21,633	23,539
Acquisition expenses	(2,861)	20,375	17,514	9,195	12,468	21,663
Operational expenses	20,685	4,438	25,123	19,208	5,050	24,258
Underwriting (loss) income	$(668,323)	$(81,894)	$(750,217)	$99,705	$3,496	$103,201

Net claims and claim expenses incurred - current accident year	$921,526	$115,060	$1,036,586	$18,275	$23,787	$42,062
Net claims and claim expenses incurred - prior accident years	9,463	(1,631)	7,832	(16,369)	(2,154)	(18,523)
Net claims and claim expenses incurred - total	$930,989	$113,429	$1,044,418	$1,906	$21,633	$23,539

Net claims and claim expense ratio - current accident year	328.5%	204.2%	307.7%	14.1%	55.8%	24.4%
Net claims and claim expense ratio - prior accident years	3.4%	(2.9)%	2.4%	(12.6)%	(5.1)%	(10.8)%
Net claims and claim expense ratio - calendar year	331.9%	201.3%	310.1%	1.5%	50.7%	13.6%
Underwriting expense ratio	6.4%	44.0%	12.6%	21.8%	41.1%	26.6%
Combined ratio	338.3%	245.3%	322.7%	23.3%	91.8%	40.2%

	Nine months ended September 30, 2017			Nine months ended September 30, 2016
	Catastrophe	Other Property	Total	Catastrophe	Other Property	Total
Gross premiums written	$1,069,438	$275,833	$1,345,271	$876,656	$182,160	$1,058,816
Net premiums written	$672,043	$223,685	$895,728	$516,495	$157,866	$674,361
Net premiums earned	$550,302	$165,722	$716,024	$424,326	$114,627	$538,953
Net claims and claim expenses incurred	938,139	178,134	1,116,273	66,133	59,485	125,618
Acquisition expenses	18,141	56,976	75,117	38,841	32,335	71,176
Operational expenses	63,122	13,719	76,841	63,338	16,103	79,441
Underwriting (loss) income	$(469,100)	$(83,107)	$(552,207)	$256,014	$6,704	$262,718

Net claims and claim expenses incurred - current accident year	$962,528	$170,713	$1,133,241	$102,938	$60,192	$163,130
Net claims and claim expenses incurred - prior accident years	(24,389)	7,421	(16,968)	(36,805)	(707)	(37,512)
Net claims and claim expenses incurred - total	$938,139	$178,134	$1,116,273	$66,133	$59,485	$125,618

Net claims and claim expense ratio - current accident year	174.9%	103.0%	158.3%	24.3%	52.5%	30.3%
Net claims and claim expense ratio - prior accident years	(4.4)%	4.5%	(2.4)%	(8.7)%	(0.6)%	(7.0)%
Net claims and claim expense ratio - calendar year	170.5%	107.5%	155.9%	15.6%	51.9%	23.3%
Underwriting expense ratio	14.7%	42.6%	21.2%	24.1%	42.3%	28.0%
Combined ratio	185.2%	150.1%	177.1%	39.7%	94.2%	51.3%

20

RenaissanceRe Holdings Ltd.
Lloyd's Platform Supplemental Underwriting Results

	Three months ended					Nine months ended
	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	September 30, 2017	September 30, 2016
Gross premiums written	$146,453	$177,230	$176,788	$96,861	$91,954	$500,471	$385,616
Net premiums written	$107,755	$144,278	$74,709	$70,705	$69,365	$326,742	$264,015
Net premiums earned	$103,387	$87,491	$78,816	$78,324	$74,693	$269,694	$208,614
Net claims and claim expenses incurred	124,216	51,738	59,923	49,634	29,337	235,877	100,185
Acquisition expenses	24,173	24,120	22,921	19,402	20,958	71,214	53,896
Operational expenses	10,955	10,424	11,711	11,231	8,760	33,090	35,302
Underwriting (loss) income	$(55,957)	$1,209	$(15,739)	$(1,943)	$15,638	$(70,487)	$19,231

Net claims and claim expenses incurred - current accident year	$123,494	$36,731	$35,679	$49,408	$38,068	$195,904	$105,583
Net claims and claim expenses incurred - prior accident years	722	15,007	24,244	226	(8,731)	39,973	(5,398)
Net claims and claim expenses incurred - total	$124,216	$51,738	$59,923	$49,634	$29,337	$235,877	$100,185

Net claims and claim expense ratio - current accident year	119.4%	42.0%	45.3%	63.1%	51.0%	72.6%	50.6%
Net claims and claim expense ratio - prior accident years	0.7%	17.1%	30.7%	0.3%	(11.7)%	14.9%	(2.6)%
Net claims and claim expense ratio - calendar year	120.1%	59.1%	76.0%	63.4%	39.3%	87.5%	48.0%
Underwriting expense ratio	34.0%	39.5%	44.0%	39.1%	39.8%	38.6%	42.8%
Combined ratio	154.1%	98.6%	120.0%	102.5%	79.1%	126.1%	90.8%

21

RenaissanceRe Holdings Ltd.
Comments on Regulation G
In addition to the GAAP financial measures set forth in this Financial Supplement, the Company has included certain non-GAAP financial measures within the meaning of Regulation G. The Company has consistently provided these financial measurements in previous investor communications and the Company's management believes that these measurements are important to investors and other interested persons, and that investors and such other persons benefit from having a consistent basis for comparison between quarters and for comparison with other companies within the industry. These measures may not, however, be comparable to similarly titled measures used by companies outside of the insurance industry. Investors are cautioned not to place undue reliance on these non-GAAP measures in assessing the Company's overall financial performance.
The Company uses “operating (loss) income (attributable) available to RenaissanceRe common shareholders” as a measure to evaluate the underlying fundamentals of its operations and believes it to be a useful measure of its corporate performance. “Operating (loss) income (attributable) available to RenaissanceRe common shareholders” as used herein differs from “net (loss) income (attributable) available to RenaissanceRe common shareholders,” which the Company believes is the most directly comparable GAAP measure, by the exclusion of net realized and unrealized gains and losses on investments. The Company's management believes that “operating (loss) income (attributable) available to RenaissanceRe common shareholders” is useful to investors because it more accurately measures and predicts the Company's results of operations by removing the variability arising from fluctuations in the Company's fixed maturity investment portfolio, equity investments trading and investments-related derivatives. The Company also uses “operating (loss) income (attributable) available to RenaissanceRe common shareholders” to calculate “operating (loss) income (attributable) available to RenaissanceRe common shareholders per common share - diluted” and “operating return on average common equity - annualized”. The following is a reconciliation of: 1) net (loss) income (attributable) available to RenaissanceRe common shareholders to operating (loss) income (attributable) available to RenaissanceRe common shareholders; 2) net (loss) income (attributable) available to RenaissanceRe common shareholders per common share - diluted to operating (loss) income (attributable) available to RenaissanceRe common shareholders per common share - diluted; and 3) return on average common equity - annualized to operating return on average common equity - annualized:

	Three months ended					Nine months ended
	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	September 30, 2017	September 30, 2016
Net (loss) income (attributable) available to RenaissanceRe common shareholders	$(504,812)	$171,142	$92,352	$69,436	$146,825	$(241,318)	$411,145
Adjustment for net realized and unrealized (gains) losses on investments	(42,052)	(58,113)	(43,373)	49,967	(59,870)	(143,538)	(191,295)
Operating (loss) income (attributable) available to RenaissanceRe common shareholders	$(546,864)	$113,029	$48,979	$119,403	$86,955	$(384,856)	$219,850

Net (loss) income (attributable) available to RenaissanceRe common shareholders per common share - diluted	$(12.75)	$4.24	$2.25	$1.69	$3.56	$(6.04)	$9.71
Adjustment for net realized and unrealized (gains) losses on investments	(1.06)	(1.45)	(1.07)	1.23	(1.47)	(3.59)	(4.57)
Operating (loss) income (attributable) available to RenaissanceRe common shareholders per common share - diluted	$(13.81)	$2.79	$1.18	$2.92	$2.09	$(9.63)	$5.14

Return on average common equity - annualized	(47.2)%	15.2%	8.3%	6.3%	13.5%	(7.4)%	12.6%
Adjustment for net realized and unrealized (gains) losses on investments	(3.9)%	(5.2)%	(3.9)%	4.5%	(5.5)%	(4.3)%	(5.9)%
Operating return on average common equity - annualized	(51.1)%	10.0%	4.4%	10.8%	8.0%	(11.7)%	6.7%

22

RenaissanceRe Holdings Ltd.
Comments on Regulation G
The Company has included in this Financial Supplement “tangible book value per common share” and “tangible book value per common share plus accumulated dividends”. “Tangible book value per common share” is defined as book value per common share excluding goodwill and intangible assets per share. “Tangible book value per common share plus accumulated dividends” is defined as book value per common share excluding goodwill and intangible assets per share, plus accumulated dividends. The Company's management believes “tangible book value per common share” and “tangible book value per common share plus accumulated dividends” are useful to investors because they provide a more accurate measure of the realizable value of shareholder returns, excluding the impact of goodwill and intangible assets. The following is a reconciliation of book value per common share to tangible book value per common share and tangible book value per common share plus accumulated dividends:

	At
	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016
Book value per common share	$100.00	$113.08	$109.37	$108.45	$107.10
Adjustment for goodwill and other intangibles (1)	(6.55)	(6.56)	(6.55)	(6.58)	(6.69)
Tangible book value per common share	93.45	106.52	102.82	101.87	100.41
Adjustment for accumulated dividends	17.68	17.36	17.04	16.72	16.41
Tangible book value per common share plus accumulated dividends	$111.13	$123.88	$119.86	$118.59	$116.82

Quarterly change in book value per common share	(11.6)%	3.4%	0.8%	1.3%	3.3%
Quarterly change in tangible book value per common share plus change in accumulated dividends	(12.0)%	3.9%	1.2%	1.8%	3.9%
Year to date change in book value per common share	(7.8)%	4.3%	0.8%	9.4%	8.0%
Year to date change in tangible book value per common share plus change in accumulated dividends	(7.3)%	5.2%	1.2%	11.4%	9.5%

(1)
At September 30, 2017, June 30, 2017, March 31, 2017, December 31, 2016 and September 30, 2016, goodwill and other intangibles included $17.4 million, $18.1 million, $18.9 million, $19.7 million and $20.6 million, respectively, of goodwill and other intangibles included in investments in other ventures, under equity method.

23

RenaissanceRe Holdings Ltd.
Comments on Regulation G
The Company has included in this Financial Supplement “managed catastrophe premiums” which is defined as gross catastrophe premiums written by the Company and its related joint ventures. “Managed catastrophe premiums” differs from Property segment gross premiums written, which the Company believes is the most directly comparable GAAP measure, due to the exclusion of other property gross premiums written and the inclusion of catastrophe premiums written on behalf of the Company's joint venture Top Layer Reinsurance Ltd. ("Top Layer Re"), which is accounted for under the equity method of accounting. The Company's management believes “managed catastrophe premiums” is useful to investors and other interested parties because it provides a measure of total catastrophe premiums assumed by the Company through its consolidated subsidiaries and related joint ventures. A reconciliation of “managed catastrophe premiums” to Property segment gross premiums written is included below:

	Three months ended					Nine months ended
	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	September 30, 2017	September 30, 2016
Property Segment
Catastrophe	$243,514	$411,500	$414,424	$7,705	$71,606	$1,069,438	$876,656
Other property	81,881	87,847	106,105	44,742	48,298	275,833	182,160
Property segment gross premiums written	$325,395	$499,347	$520,529	$52,447	$119,904	$1,345,271	$1,058,816

Managed Catastrophe Premiums
Property segment gross premiums written	$325,395	$499,347	$520,529	$52,447	$119,904	$1,345,271	$1,058,816
Other property gross premiums written	(81,881)	(87,847)	(106,105)	(44,742)	(48,298)	(275,833)	(182,160)
Catastrophe gross premiums written	$243,514	$411,500	$414,424	$7,705	$71,606	$1,069,438	$876,656
Catastrophe premiums written on behalf of the Company's joint venture, Top Layer Re	1,510	26,337	12,385	1,389	1,493	40,232	38,278
Catastrophe premiums written by the Company and ceded to Top Layer Re	—	—	—	—	—	—	(9,263)
Managed catastrophe premiums	$245,024	$437,837	$426,809	$9,094	$73,099	$1,109,670	$905,671

24